SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                            and Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-12


                               R-TEC HOLDING, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party: Douglas G. Hastings

          ----------------------------------------------------------------------
     4)   Date Filed:

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


                               R-TEC HOLDING, INC.
                             1471 E. Commercial Ave.
                              Meridian, IDAHO 83642
                                  (208)887-931


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME:               6:00 P.m. Mountain Standard Time on Thursday, November 15,
                    2001

PLACE:              The West Park Events Center
                    7071 W. Emerald St.
                    Boise, Idaho 83704

                    (1) To elect five directors of the Board of Directors to serve a one year term.

                    (2) To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent auditors for the Company's fiscal year ending December 31, 2001.

                    (3) To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE:        You are entitled to vote if you were a stockholder at the
                    close of business on September 28, 2001. A list of shareholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the meeting.

VOTING BY PROXY:    Please submit a proxy as soon as possible so that your
                    shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                    BY ORDER OF THE BOARD OF DIRECTORS

                    DOUGLAS G. HASTINGS
                    President and CEO


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ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER
OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (POSTAGE IS PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                               R-TEC HOLDING, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 15, 2001

                                 PROXY STATEMENT

                               -------------------

This Proxy Statement relates to the Annual Meeting of Stockholders of R-Tec Holding, Inc., (the "Company"), an Idaho corporation, to be held on November 15, 2001, at 6:00 p.m., at the West Park Events Center, 7071 W. Emerald, Boise, Idaho 83704 including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about October 10, 2001. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, NONPAR VALUE ("COMMON STOCK"), FOR USE AT THE MEETING. Holders of preferred stock of the Company are also entitled to vote as if they had converted their shares to common stock prior to the meeting with respect to the matters to be considered at the meeting.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote his/her shares in person may also revoke his/her proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000, is being furnished with this Proxy Statement to stockholders of record


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


on September 28, 2001. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company fixed September 28, 2001, as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 18,938,663 shares of common stock issued, outstanding and entitled to vote. In addition, the Company has 2,778,090 shares of preferred stock outstanding. The preferred shareholders are entitled to vote as if they had converted their shares to common stock prior to the meeting. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved and thus have no effect.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTORS.

At the Meeting, five directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of his or her respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The five nominees receiving the greatest number of votes cast will be elected directors, if each nominee receives at least a majority of the votes cast.

Director nominees standing for election to serve until the 2002 Annual Meeting are:

                                                                       DIRECTOR
NAME                   AGE   POSITION WITH COMPANY    RESIDENCE         SINCE
----                   ---   ---------------------    ---------        --------
Douglas G. Hastings    43    Director, President      Meridian, ID      1999
Gary A. Clayton        43    Director, VP of Eng.     Meridian, ID      1999
Rulon L. Tolman        51    Director, VP of PR       Boise, ID         1999
David R. Stewart       47    Director                 Boise, ID         1999
William E. Browand(1)  53    Director, VP Sales       Boise, ID         2001

----------

(1) Mr. Browand was appointed by unanimous consent of the board of directors on July 17, 2001, to fill the seat left by the resignation, effective July 1, 2001, of John R. Hansen, Jr.


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


Douglas G. Hastings, Meridian, Idaho, is currently serving as President and CEO of the Company. He received a Micro M.B.A. in May of 1999, and received special training in Robotics, Machine Vision and software controls. Prior to starting R-Tec Corporation in 1995, Mr. Hastings was employed by Hewlett Packard from 1981 to 1995 specializing in electrical and mechanical tool design and controls.

Gary A. Clayton, Meridian, Idaho, is currently serving as Vice President of Engineering for the Company. He received a BS degree in Mechanical Engineering from BYU in 1983. He received training in Robotics and Industrial Controls in 1987 (with honors), and a Masters Degree in Mechanical Engineering in 1993 from the University of Utah. Prior to 1995 (when he helped start R-Tec Corporation), Mr. Clayton was the Engineering Manager for Lynn Industries of Boise, Idaho for a year, and prior thereto was Project Engineer at Thiokol Corporation in Brigham City, Utah, for design, implementation and project management of HVAC system, process equipment, CNC type machine tools, and plant automation.

Rulon L. Tolman, Boise, Idaho, is currently serving as Vice President of Public Relations for the Company. Mr. Tolman was employed with Mutual of New York from 1978 through 2000 in various capacities including Account Executive, Field Underwriter and Sales Manager. Previously Mr. Tolman was a Production Supervisor with Boise Cascade Container Division managing 80 employees.

David R. Stewart, Boise, Idaho, is a Certified Public Accountant with Stewart, Harding & Co., with more than 20 years experience. He has been President of the accounting firm for the past 6 years. He obtained his BS degree in Accounting in 1979 from the University of Utah.

William E. Browand, Boise, Idaho, is currently serving as Vice President of Sales for the Company. Mr. Browand was appointed to the board July 17, 2001, by unanimous consent of the remaining directors to fill the position left by the resignation effective July 1, 2001, of John R. Hansen, Jr. Mr. Browand obtained a BSEE degree (Batchelor of Science in Electrical Engineering) from Penn State University in 1979. Since that time he has worked in the high tech industry including positions with Texas Instruments and Floating Point Systems, as a test engineer and project manager. In 1990 he was one of the principals who started Browand, LaMeire & Associates, Inc., a sales representative firm specializing in the marketing and sale of test interface devices to the high tech industry. He has been the Vice President of Sales of Browand, LaMeire & Associates since its inception and through the years has developed extensive contacts in the high tech industry.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended December 31, 2000, the Board of Directors held nine meetings. All directors, with the exception of William E. Browand, who was not appointed to the Board until July 17, 2001, attended 75% or more of the aggregate of the meetings of the Board and Committees on which they served and during the period for which he or she was a Board or Committee member, respectively.

The Committees of the Board of Directors during 2000 were the Audit and Compensation Committees.

In 2000, the members of the Audit Committee were Rulon L. Tolman and David R. Stewart, with Robert C. Montgomery as secretary. Mr. Tolman is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the result when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee also meets with the Company's financial personnel to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors.

The members of the Compensation Committee are Rulon L. Tolman and David R. Stewart, with Robert C. Montgomery as secretary. Mr. Stewart is chairman. The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock options under the 2000 Stock Option Plan, determines compensation levels and performs other functions regarding compensation as the Board may delegate. The Compensation Committee met twice in 2000.

DIRECTORS' COMPENSATION.

At this point in time, no cash compensation has been paid to any directors. Each of the initial non-employee directors of the Company was granted a stock option to purchase 15,000 shares of the Company's common stock at $1.00 per share at the time of his or her initial election or appointment to the Board. For each succeeding year of service on the Board, he or she is granted a stock option to purchase 7,500 shares of the Company's common stock. The grants are made in accordance with the terms of the Company's 2000 Stock Option Plan.

EMPLOYMENT AGREEMENT WITH EXECUTIVE OFFICERS

The Company has entered into identical 5 year employment contracts with Douglas
G. Hastings and Gary A. Clayton. The contracts provide for the payment of a base salary of $81,120 per year and a $25,000 signing bonus. In addition, the contracts provide for the payment of health care benefits for the employee, a company car and maintenance expenses, the same employment benefits as provided to other employees and periodic bonuses to be determined by the officers and directors based upon the Company's profitability.

                                 PROPOSAL NO. 2

                              SELECTION OF AUDITORS

The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 2001 fiscal year. Balukoff, Lindstrom has examined the financial statements of the Company for each of its 1999-2000 fiscal years. Representatives of Balukoff, Lindstrom will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Balukoff, Lindstrom to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board and the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Balukoff, Lindstrom & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

                               EXECUTIVE OFFICERS

          Name               Age          Position                Date Appointed
          ----               ---          --------                --------------

Douglas G. Hastings          43        President & CEO             Nov.3, 1999

Gary A. Clayton              43        VP Engineering              Nov.3, 1999

Rulon L. Tolman              51        VP Public Relations         Nov.3, 1999

Robert C. Montgomery         54        Corporate Secretary         Nov.3, 1999

Michael T. Montgomery        45        CFO,VP Finance,Treas.       Jan. 1, 2001

William E. Browand           53        VP Sales                    Aug. 17, 2001

Jeanette LaMeire             49        VP Marketing                Aug. 17, 2001

The directors of the Company are elected to serve until the next annual shareholder's meeting or until their respective successors are elected and qualified. Officers hold office until removal by the Board of Directors.

Family Relationships: Douglas G. Hastings is married to Rena Clayton Hastings, a sister of Gary A. Clayton. Robert C. Montgomery and Michael T. Montgomery are brothers.

Business Experience of Officers and Directors:

The business experience and training for each of the officers who are also directors is set forth above under the section on directors.

Michael T. Montgomery, is presently CFO, Vice President of Finance and Treasurer of the Company. He received a Bachelor of Arts Degree in Finance, with composite minors in Accounting & Economics, from Brigham Young University in 1981. He completed the MBA program at Boise State University in 1986. Prior to his employment with the Company, he was involved in production management for 15 years, financial management 12 years and 1 year international business management and government negotiations.

Jeanette LaMeire, is presently Vice President of Marketing of the Company. In 1990 she was one of the principals who started Browand, LaMeire & Associates, Inc., a sales representative firm specializing in the marketing and sale of test interface devices to the high tech industry. She has been President of Browand, LaMeire & Associates since its inception and as such has had responsibility for all aspects of finance and business development.

Robert C. Montgomery, is presently Secretary and General Counsel of the Company. He received his JD Degree from the University of Idaho in 1974 and is admitted to practice law in the states of Idaho, Oregon and Washington. He has served as legal counsel to both private and nonprofit corporations. He was a former adjunct professor of Business Law and Ethics at Boise State University, and has practiced law in Idaho since 1974.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended December 31, 2000, and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except that only Form 5 was filed by various individuals for the year 2000 since the Company's stock did not begin public trading until the year 2001.

AUDITOR FEES

The aggregate fees billed by Balukoff, Lindstrom & Co., P.A., for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB, for the fiscal year ended December 31, 2000, were $27,345

                             EXECUTIVE COMPENSATION

The following table shows, for each of the three years ended December 31, 2000, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2000 and the prior two years in all capacities, unless such compensation did not exceed $100,000.

----------------------------------------------------------------------------------------------------------------------
                                              Annual Compensation               Long-term Compensation
                                        -------------------------------------------------------------------
                                                                                Awards            Payouts
                                                                         ----------------------------------
                                                                                      Securities                All
                                                                Other    Restrict      Underly-                Other
                                                                Annual      ed         ing Op-      LTIP       Comp-
                                                                Compen-   Stock         tions/      Pay-       ensa-
Name and Principal                      Salary      Bonus       Sation   Award(s)        SARs       outs       tion
     Position                Year         ($)        ($)         ($)       ($)           (#)         ($)        ($)
----------------------------------------------------------------------------------------------------------------------
Douglas G. Hastings          2000       $80,808    $25,000
                             1999       $82,032      -0-
                             1998         NA         NA
----------------------------------------------------------------------------------------------------------------------
Gary A. Clayton              2000       $80,808    $25,000
                             1999       $82,032      -0-
                             1998         NA         NA
----------------------------------------------------------------------------------------------------------------------

(1) Douglas G. Hastings, Gary A. Clayton and the Company's other executive officers are each paid directly by the Company's subsidiary, R-Tec Corporation.

(2) The Company was not in existence in 1998. However, its wholly owned subsidiary, R-Tec Corporation has been in business since 1995.

(3) No other executive officers of the Company received a salary and bonus which added together exceeded $100,000 for 1999 and 2000.

(4) As an additional benefit, Hastings and Clayton both receive the use of a vehicle paid for by the Company.

The Company, on a discretionary basis, may grant options to its directors, executive officers and key employees pursuant to the R-Tec Holding, Inc., 2000 Stock Option Plan. As of December 31, 2000, options to purchase 60,000 shares were outstanding with 1,940,000 shares remaining available for grant. Of the 60,000 shares subject to the option plan, only 15,000 were granted to executive officers as indicated in the table below. The other 45,000 were granted to non-employee directors of the Company. The following table provides information concerning 2000 stock option grants to the Company's executive officers.

                               2000 OPTION GRANTS

--------------------------------------------------------------------------------
                                       Percent of
                         Number of       Total
                        Securities    Options/SARs
                        Underlying     Granted to
                       Option/SARs     Employees       Exercise or
                         Granted       In Fiscal       Base Price     Expiration
       Name                (#)            Year           ($/Sh)          Date
--------------------------------------------------------------------------------
Rulon L. Tolman           15,000                         $1.00           2010
--------------------------------------------------------------------------------

There were no executive officers' stock options exercised in 2000 and the only one remaining outstanding at the end of 2000 was an option for 15,000 shares granted to Rulon L. Tolman in his capacity as a director.

AUDIT COMMITTEE REPORT, CHARTER, INDEPENDENCE

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Balukoff, Lindstrom & Co., P.A., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received written disclosure and the letter from the auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-QSB is compatible with maintaining the auditor's independence.

Based on the review and discussions of the Company's audited financial statements with management and discussion with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on


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


Form 10-KSB for the fiscal year ended December 31, 2000.

This report is respectfully submitted by the Audit Committee of the Company's Board of Directors:

                                       Rulon L. Tolman, Audit Committee Chairman
                                       David R. Stewart

AUDIT COMMITTEE CHARTER

The Board of Directors had adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit B.

AUDIT COMMITTEE INDEPENDENCE

Until more outside directors are added to the Company's Board of Directors, the members of the Audit Committee do not meet all of the requirements for independence as set forth in the Listing Standards of the National Association of Securities Dealers.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as September 28, 2001, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and
(b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a)  BENEFICIAL OWNERS

The following table reflects the ownership by the persons indicated as of September 28, 2001.

a: Beneficial Owners, known to the Company, owning more than 5% of voting securities:

The following table sets forth information regarding the shares of Common Stock and Preferred Stock of the Company that is convertible into common stock, which is presently held beneficially by (i) each director and executive officer of the Company, (ii) all officers and directors as a group, and (iii) each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common and preferred stock. Share ownership and subscriptions are reflected as of September 28, 2001.

                                       Amount & Nature
Name and Address                        of Benef. Owner            Percent
of Beneficial Owner                   Common - Preferred     Common - Preferred
--------------------------------------------------------------------------------
a.   MORE THAN FIVE PERCENT SHAREHOLDERS

L. William Glazier (11)               250,000    568,974      1.32%    20.48%
     121 Tyson Dr.
     Cottage Grove, OR 97424

Ronald J. Tolman   (11)               694,340    599,479      3.66%    21.58%
     2326 Bruins Avenue
     Boise, Idaho 83704


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


b.   DIRECTORS AND EXECUTIVE OFFICERS

Gary A. Clayton (1)((2)(3)          4,287,847      -0-       22.64%      -0-%
     1471 E. Commercial Ave
     Meridian, Idaho 83642

Douglas G. Hastings (1)(2)(4)       4,287,845      -0-       22.64%      -0-%
     1471 E. Commercial Ave
     Meridian, Idaho 83642

Rulon L. Tolman (1)(2)(5)           1,044,250    531,638      5.51%    19.14%
     7213 Potomac Drive
     Boise, Idaho 83704

David R. Stewart (2)(6)                88,490      -0-        0.46%      -0-%
     9486 Fairview Ave
     Boise, Idaho

Michael T. Montgomery (1)(7)           65,000      -0-        0.34%      -0-%
     3072 Maywood Ave.
     Boise, Idaho 83704

William E. Browand  (1)(2)(8)         430,000*     -0-        2.27%      -0-%
     C/O R-Tec Holding, Inc.
     1471 E. Commercial Ave.
     Meridian, Idaho 83642

Jeanette LaMeire  (1)(9)              430,000*     -0-        2.27%      -0-%

Robert C. Montgomery (1)(10)          256,300    149,337      1.35%     5.38%
     2160 S. Twin Rapid Way
     Boise, Idaho 83709

All Officers and Directors
as a Group (7 persons)             10,509,732* 2,778,090     55.49%    86.82%

*380,000 of the total shares listed as beneficially owned by William E. Browand and Jeanette LaMeire are the same shares and are not counted twice for this calculation. Please refer to notes 8 & 9 for the explanation.

Total Shares Issued
     and Outstanding               18,938,663  2,778,090

     (1)  These individuals are the executive officers of the Company.

     (2)  These individuals are the directors of the Company.

     (3) The beneficial ownership of Gary A. Clayton includes 50,000 options by grant.

     (4) The beneficial ownership of Douglas G. Hastings includes 50,000 options by grant.

     (5) The beneficial ownership of Rulon L. Tolman includes 65,000 options by grant.

     (6) The beneficial ownership of David R. Stewart includes 22,500 options by grant.

     (7) The beneficial ownership of Michael T. Montgomery includes 50,000 options by grant.

     (8) The beneficial ownership of William E. Browand includes 50,000 options by grant and 380,000 shares of the Company's common stock issued to Browand, LaMeire & Associates, Inc., a corporation of which Mr. Browand and Jeanette LaMeire are each 50% shareholders. The shares were issued pursuant to the terms of an asset purchase agreement between the Company and Browand, LaMeire and Associates.

     (9) The beneficial ownership of Jeanette LaMeire includes 50,000 options by grant and the same 380,000 shares of the Company's common stock issued to Browand, LaMeire & Associates, Inc., a corporation of which Ms. LaMeire is a 50% shareholder as indicated in No. 8 above. The shares were issued pursuant to the terms of an asset purchase agreement between the Company and Browand, LaMeire and Associates.

     (10) The beneficial ownership of Robert C. Montgomery includes 22,500 options by grant.

     (11) If converted to Common Stock at the present conversion ratio, the Preferred Stock would represent approximately 23% of the after-conversion issued and outstanding common stock.

c. CHANGES IN CONTROL. When the Company was formed, shareholders Douglas G. Hastings, Gary A. Clayton, Rulon L. Tolman, Ronald J. Tolman, L. William Glazier, Robert C. Montgomery, George W. Wadsworth and Keith Cline, entered into a voting agreement under which Hastings and Clayton have the right to nominate 3 of the 5 directors and the other named shareholders have the right to nominate 2 of the 5 directors. The combined ownership, which controls a voting percentage of approximately 65%, would then be voted as a block for the nominated directors. The voting agreement is effective for 5 years from August 11, 1999.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS:

a.   Commercial Building Ownership and leases:

R-Tec Corporation, the Company's subsidiary, currently leases the building it presently occupies at 1471 E. Commercial Ave, Meridian, Idaho 83642 from H2C2 & Associates, LLC, an Idaho limited liability company owned by Mr. and Mrs. Hastings and Mr. and Mrs. Clayton under a five year lease ending November 30, 2004, with an option to extend the lease for an additional five years. The rental rate is $5,165 per month subject to annual Cost of Living Index increases.

(b)  Stock Transactions with Douglas G. Hastings and Gary A. Clayton.

On November 3, 1999, the Company issued 4,266,797 shares of Common Stock 50% ownership) in a private placement transaction, to Gary A. Clayton and

Douglas G. Hastings the two shareholder-owners of R-Tec Corporation, an engineering company located in Meridian, Idaho, in exchange for 80% of the outstanding stock of R-Tec Corporation. In addition, the Company contributed its stock of IntorCorp, Inc. to R-Tec Corporation. On November 4, 1999, R-Tec Corporation redeemed the remaining 20% of R-Tec Corporation stock from the two shareholder-owners for the price of $100,000 paid with an interest bearing promissory note payable from available earnings commencing in January of 2001.

(c)  Purchase of R-Tec Machine Tools by the Company

On July 3, 2001, the Company acquired R-Tec Machine Tool, Inc., an Idaho corporation pursuant to a Share Exchange and Reorganization Agreement by and between the Company and the four individual shareholders of R-Tec Machine Tool. Under the terms of the Agreement, the parties agreed to be bound by and accept the fair market value placed on R-Tec Machine Tool obtained from an independent business appraisal. Consideration for the acquisition was 291,248 shares of the common stock of the Registrant valued at $1.00 per share which the parties agree and acknowledge was the fair market value of the Company's shares as of the date of the Agreement. The Agreement provides for each of the four R-Tech Machine Tool shareholders to receive equal shares of the Company's common stock in the transaction. Two of R-Tec Machine Tool shareholders, Douglas G. Hastings and Gary A. Clayton, are also officers, directors and major shareholders of the Company. The other two shareholders of R-Tec Machine Tool are Walter T. Hinkle and Joseph E. Hawkins. R-Tec Machine Tool is located in the same building used by the Company as its primary business location.

(d)  Purchase of Assets from Browand, LaMeire & Associates

On July 17, 2001, the Company acquired certain assets from Browand, LaMeire & Associates, Inc., an Oregon corporation, pursuant to an Asset Purchase Agreement (the "Agreement") by and between the Company and Browand, LaMeire & Associates and its two shareholders, William E. Browand and Jeanette LaMeire. The Agreement culminated a lengthy period of discussion and negotiation between the parties. Under the terms of the Agreement, the Company acquired certain assets which include the client list and industry contacts, certain items of office equipment and inventory. Consideration for the acquisition was 380,000 shares of the common stock of the Company valued at $1.00 per share which the parties agree and acknowledge was the fair market value of the Company's shares as of the date of the Agreement. The Agreement provides for the shares to be issued in the name of Browand, LaMeire & Associates, Inc. Wlliam E. Browand is employed as Vice President of Sales for the Company and Jeanette LaMeire is employed as Vice President of Marketing. William E. Browand has also been appointed to the board of directors of the Company to fill the vacancy left by the resignation of John
R. Hansen, Jr.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

The Company must receive stockholder proposals submitted for inclusion in the Company's 2002 proxy materials and consideration at the 2002 annual meeting of stockholders no later than December 15, 2001. Stockholder proposals should be submitted to the Secretary of R-Tec Holding, Inc., 1471 E. Commercial Ave., Meridian, Idaho 83642. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

OTHER MATTERS

The management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to R-Tec Holding, Inc.,
Attn: Rulon Tolman, 1471 E. Commercial Ave, Meridian, Idaho 83642, or may be accessed on the Internet at: www.rtec-holding.com


                               R-TEC HOLDING, INC.
                               DOUGLAS G. HASTINGS
                                 President & CEO

                                                                     EXHIBIT "A"

                                  FORM OF PROXY


Please mark your votes with an [X] as indicated in this example

A VOTE IN FAVOR OF PROPOSALS 1 AND 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1. ELECTION OF DIRECTORS (IF YOU DESIRE TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL MEMBER, STRIKE A LINE THROUGH THE MEMBER'S NAME IN THE LIST BELOW)

     [_]  WITHHOLD AUTHORITY            [_]  VOTE FOR ALL NOMINEES BELOW
          to vote for all nominees                Douglas G. Hastings
                                                  Gary A. Clayton
                                                  Rulon L. Tolman
                                                  David R. Stewart
                                                  William E. Browand

2. TO RATIFY THE SELECTION OF BALUKOFF, LINDSTROM & CO., P.A. AS THE COMPANY'S INDEPENDENT AUDITORS.

     [_] FOR             [_] AGAINST              [_] ABSTAIN

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The undersigned acknowledge(s) receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report, each dated October 10, 2001.

     Date____________________________________________, 2001


     ________________________________________________  SIGNATURE OF STOCKHOLDER


     ________________________________________________  SIGNATURE IF HELD JOINTLY

                               R-TEC HOLDING, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, hereby appoints Douglas G. Hastings, Gary A. Clayton and Rulon L. Tolman and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of R-TEC HOLDING, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of R-TEC HOLDING, INC., to be held on November 15, 2001, and at any adjournment(s)thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1 & 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

                                                                     "Exhibit B"


                               R-Tec Holding, Inc.
                             AUDIT COMMITTEE CHARTER


Role

The Audit Committee of the Board of Directors of R-Tec Holding, Inc. (hereinafter referred to as the "Company") shall be responsible to the Board of Directors for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and shall perform such other duties as may be directed by the Board. The Committee shall maintain free and open communication with the Company's outside auditors and management of the Company and shall meet in executive session at least annually. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The Board and the Audit Committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The outside auditor is ultimately accountable to the Board of Directors and the Audit Committee as the representatives of the shareholders.

Membership and Independence

The Audit Committee shall include at least three members of the Board of Directors, who are independent directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the above, one director who is not independent as defined in Rule 4200 of the SEC, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under the circumstances, determines that membership on the committee by such individual is required by the best interests of the corporation and its shareholders, and the Board discloses, in its next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Responsibilities

     Internal Control

     o Review the books and accounts of the Company and supervise the financial controls of the Company; participate in the selection of the Company's outside auditors; act upon recommendations of the outside auditors; and take such further actions as the Committee deems necessary to complete an audit of the books and accounts of the Company.

     o Perform additional functions and have such other powers as may be necessary or convenient for the efficient discharge of the foregoing.

     o    Review and reassess the adequacy of this charter on an annual basis.

     Financial Reporting

     o Keep informed of important new pronouncements from the accounting profession and other regulatory bodies, as well as other significant accounting and reporting issues, that may have an impact on the Company's accounting policies and/or financial statements.

     o Review the audited financial statements and management's discussion and analysis of financial condition and results of operations ("MD&A") and discuss them with management and the outside auditors. Such discussions shall include consideration of the quality of the Company's accounting policies and principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgment areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate.

     External Audit

     o Review the performance of the outside auditors and recommend to the Board the outside auditors to be engaged to audit the financial statements of the Company and, if appropriate, the termination of that relationship. In doing so, the Committee will request from the auditors a written affirmation that the auditors are independent, discuss with the auditors any relationships that may impact the auditors' independence (including non-audit services) as contemplated by Independence Standards Board Standard No. 1, and recommend to the Board any actions necessary to oversee the auditors' independence.

     o Oversee the outside auditors' relationship by discussing with the outside auditors the nature, scope and rigor of the audit process, their ultimate accountability is to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee shall receive and review audit reports.

     Reporting to Board of Directors

     o Report to the Board of Directors from time to time, or whenever it shall be called upon to do so.

Members of the Audit Committee as Selected by the Board of Directors for the reporting period January 2000 thru December 2001 shall include the following:


          Rulon L. Tolman

          David R. Stewart

          Robert C. Montgomery, Secretary

Board Approval:


By   /s/ Douglas G. Hastings                              10/22/01
     -----------------------------                       ----------
     Board Member, President & CEO                          Date